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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 25, 1999 included in autobytel.com inc.'s Post Effective Amendment No. 1 to the registration statement on Form S-1 and to all references to our Firm in this registration statement on Form S-8.



                                                  /s/ ARTHUR ANDERSEN LLP

May 4, 1999
Los Angeles, California